Embarcadero Funds

SUPPLEMENT DATED DECEMBER 31, 2009 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 27, 2009

This Supplement updates certain information contained in the Embarcadero Funds’ Prospectus and Statement of Additional Information dated April 27, 2009, and supplemented on June 8, 2009 and December 15, 2009.  You should retain this Supplement and the Prospectus for future reference.  Additional copies of the Prospectus may be obtained free of charge by calling 1-800-228-2121.

Effective the date of this supplement, references in the Prospectus and Statement of Additional Information to the Funds’ potential concentration in securities of companies in the same industry are hereby deleted.  In particular, the description of “Industry Concentration Risk” appearing on pages 13 and 22 of the June 8, 2009 supplement relating to the Embaracadero Absolute Return Fund and Embarcadero Market Neutral Fund, respectively, are hereby deleted; the description of “Industry Concentration Risk” appearing on pages 4 and 8 of the April 27, 2009 Prospectus relating to the Embarcadero All-Cap Growth Fund and Embarcadero Small-Cap Growth Fund are hereby deleted; and the description of “Concentration Risk” appearing on pages 13 and 25 of the April 27, 2009 Prospectus relating to the Embarcadero Alternative Strategies Fund are hereby deleted.  In addition, the description of “Industry Concentration” on page 23 of the April 27, 2009 is hereby deleted.

The Funds’ Statement of Additional Information is hereby amended to add, under the heading “Investment Restrictions,” the following:

Each Fund may not:  purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U. S. government securities, are in securities issued by companies primarily engaged in the same industry.